UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 8, 2026

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $0.01 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange
The Southern Company	2025 Series A Corporate Units	SOMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On June 8, 2026, The Southern Company (the “Company”) entered into a Distribution Agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander US Capital Markets LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents (each, a “Sales Agent” and, collectively, the “Sales Agents”), and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Nomura Global Financial Products, Inc., Citibank, N.A., Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, N.A., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, Banco Santander, S.A., The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association, or one or more of their respective affiliates, as forward purchasers (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”).
Under the Equity Distribution Agreement, the Company may offer and sell, from time to time, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), through the Sales Agents. The Sales Agents may act as agent on the Company’s behalf or purchase shares of the Common Stock from the Company as principal for their own accounts.
The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of Common Stock through the Sales Agents acting as Sales Agents or directly to the Sales Agents acting as principals, the Company also may enter into forward sale agreements under separate forward sale confirmations between the Company and any Sales Agent or one or more of its affiliates or agents. These entities, when acting in such capacity, are referred to herein as “Forward Purchasers.” In connection with each forward sale agreement, the relevant Forward Purchaser (or its affiliate) will, at the Company’s request, attempt to borrow from third-party stock lenders and, through the relevant Sales Agent, sell a number of shares of Common Stock equal to the number of shares that underlie the forward sale agreement to hedge the forward sale agreement. Each Sales Agent, when acting as the agent for a Forward Purchaser, is referred to herein as a “Forward Seller” (except in the case of BTIG, LLC, for which references to Forward Seller refers instead to Nomura Securities International, Inc. (acting through BTIG, LLC as agent)). Transactions contemplated by the forward sale agreements are referred to herein as “Forward Transactions.”
In a Forward Transaction under one form of forward sale agreement (an “Initially Priced Forward Sale Agreement”), referred to as an “Initially Priced Forward Transaction,” the Company may enter into one or more Initially Priced Forward Transactions with a Forward Purchaser, pursuant to which the Company will receive the forward sale price under the Initially Priced Forward Sale Agreement at the settlement of the Initially Priced Forward Transaction, subject to the price adjustment and other provisions of the applicable Initially Priced Forward Sale Agreement. The initial forward sale price per share will equal the product of (1) an amount equal to one minus the applicable forward selling commission rate and (2) the volume weighted average price per share at which the borrowed shares of Common Stock are sold pursuant to the Initially Priced Forward Transaction by the relevant Forward Seller to hedge the relevant Forward Purchaser’s exposure under the relevant Initially Priced Forward Transaction. Each Initially Priced Forward Transaction, as well as the volume-weighted average sales prices used to calculate the initial forward sale price, will provide that the initial forward sale price will be subject to adjustment based on a floating interest rate factor equal to the overnight bank funding rate less a spread. In addition, the initial forward sale price will be subject to decrease on certain dates specified in the applicable Initially Priced Forward Sale Agreement by the amount per share of quarterly dividends the Company expects to declare during the term of such Initially Priced Forward Transaction. If the overnight bank funding rate is less than the spread for a particular Initially Priced Forward Transaction on any day, the interest rate factor will result in a reduction of the applicable forward sale price for such day.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by the relevant Forward Seller. The Company expects to receive proceeds from the sale of shares of the Common Stock upon future physical settlement of the relevant Initially Priced Forward Transaction with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the Initially Priced Forward Transaction. In such a forward transaction, the Company expects to receive aggregate cash proceeds equal to the product of the initial forward sale price under such Initially Priced Forward Transaction and the number of shares of Common Stock underlying such Initially Priced Forward Transaction, subject to the price adjustment and other provisions of the applicable Initially Priced Forward Sale Agreement. If the Company elects to cash settle or net share settle an Initially Priced Forward Transaction, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.
In a separate Forward Transaction under another form of forward sale agreement, referred to herein as a “Collared Forward Transaction,” the Company may enter into one or more collared forward transactions (“Collared Forward Sale Agreements”) with Goldman Sachs & Co. LLC or one or more of the other Forward Purchasers, each acting in its capacity as Forward Purchaser (each, a “Collared Forward Purchaser”), pursuant to which the Company will agree to sell to the relevant Collared Forward Purchaser up to the number of shares of Common Stock specified in the relevant Collared Forward Sale Agreement (subject to adjustment as set forth therein) and the relevant Collared Forward Purchaser will attempt to borrow from third-party stock lenders and sell the maximum number of shares of Common Stock deliverable pursuant to the Collared Forward Transaction (the “Hedging Shares”) through its related Forward Seller acting as the statutory underwriter (the “Collared Forward Seller”) over a period of time to be agreed between the Company and the Collared Forward Purchaser (an “Initial Hedging Period”), all subject to the terms of the Equity Distribution Agreement and the Collared Forward Sale

Agreement. The Company has been advised by each Collared Forward Purchaser that it expects that, on the same days during the Initial Hedging Period when the relevant Collared Forward Seller is selling a number of Hedging Shares underlying the Collared Forward Transaction, the Collared Forward Purchaser or its affiliates will be contemporaneously purchasing a substantial portion of such number of shares of Common Stock in the open market for its own account, as each of the Collared Forward Purchasers expects its initial hedge position in respect of the Collared Forward Transaction to be less than the maximum number of shares of Common Stock underlying the Collared Forward Transaction. The floor price and the cap price of the Collared Forward Transaction will be determined upon completion of the Initial Hedging Period for the Collared Forward Transaction by multiplying the weighted average prices at which the Collared Forward Seller will have sold the Hedging Shares during the Initial Hedging Period for the Collared Forward Transaction by the floor percentage and the cap percentage, respectively, specified in the relevant Collared Forward Sale Agreement. The forward sale price that the Company will receive under any Collared Forward Transaction for each share of Common Stock deliverable thereunder will be equal to a reference price determined based on the arithmetic average of volume weighted prices of the Common Stock during the applicable valuation period for the Collared Forward Transaction that will run prior to the maturity date for the Collared Forward Transaction (whether the scheduled maturity date or an accelerated maturity date selected by the Collared Forward Purchaser), provided that the collared forward sale price will not be less than the floor price and will not be more than the cap price, subject to adjustment under the terms of the Collared Forward Sale Agreement, including reduction of the floor price, the cap price and the volume weighted prices used to determine the collared forward sale price by an amount related to the expected dividends on the Common Stock during the term of the Collared Forward Transaction.
The Company has been advised that the relevant Collared Forward Purchaser expects to dynamically modify its hedge positions for its own account by it (or its affiliates and/or agents) buying or selling shares of Common Stock or engaging in derivatives or other transactions with respect to shares of

Common Stock from time to time during the term of a particular Collared Forward Transaction, including during the valuation period for the Collared Forward Transaction. The purchases and sales of shares of Common Stock or other hedging transactions by the Collared Forward Purchaser to dynamically modify its hedge positions from time to time during the term of the Collared Forward Transaction may variously have a positive, negative or neutral impact on the market price of the Common Stock, depending on market conditions at such times.
The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by the relevant Collared Forward Seller. On the settlement date for a Collared Forward Transaction, which will be a date selected by the relevant Collared Forward Purchaser that will not be earlier than a date determined at the time of entering into the Collared Forward Transaction and not later than the scheduled maturity date for the Collared Forward Transaction, (1) the Company will deliver to the relevant Collared Forward Purchaser the number of shares underlying each component of the Collared Forward Transaction, and (2) the relevant Collared Forward Purchaser will pay to the Company an amount equal to the sum of (i) an amount equal to (x) the product of (A) the floor price of each such component, multiplied by (B) the number of shares underlying each component of the Collared Forward Transaction, minus (y) the product of (A) a selling commission (which may be zero) multiplied by (B) the number of shares underlying each component of the Collared Forward Transaction, multiplied by (C) the hedge reference price for each component of the Collared Forward Transaction (the “Floor Cash Amount”), and (ii) an amount equal to the product of (x) the number of shares underlying each component of the Collared Forward Transaction, multiplied by (y) the amount by which the collared forward sale price (which may not exceed the cap price) for such component exceeds the floor price for such component, subject to certain adjustments (the “Modified Physical Settlement Cash Amount”). However, the Company will, subject to certain conditions specified in the Collared Forward Sale Agreement, have the right to elect to receive the Modified Physical Settlement Cash Amount in the form of shares of Common Stock, instead of cash, with the number of shares to be calculated over a period of time following the settlement date of the Collared Forward Transaction based on the average of the Securities and Exchange Commision Rule 10b-18 volume-weighted average prices, as measured under the Collared Forward Sale Agreement, of the Common Stock during that period.
In the event that the relevant Forward Purchaser (or its affiliate, including the relevant Collared Forward Purchaser) is unable to borrow and deliver any shares of Common Stock for sale by the relevant Forward Seller (including the relevant Collared Forward Seller) under the Equity Distribution Agreement or, in its good faith judgment, it is either impracticable to borrow and deliver any such shares or it would incur a stock loan cost that is equal to or greater than a specified amount, the number of shares underlying the relevant Forward Transaction will be reduced accordingly (and possibly to zero shares) immediately upon completion of the applicable hedging period.
At the time of entry into a Forward Transaction, the Company will specify to the relevant Forward Purchaser a minimum price below which sales of any shares of Common Stock, including sales of Hedging Shares in connection with a Collared Forward Transaction, may not be made by the relevant Forward Seller and other trading parameters (including any volume limitations) during the Initial Hedging Period. The relevant Forward Seller is not required to sell any specific number or dollar amount of shares of Common Stock, but, pursuant to the Equity Distribution Agreement and subject in all regards to the terms of a particular forward sale agreement, the relevant Forward Seller has agreed to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to borrow from third party stock lenders and sell such shares on such terms. The obligations of the relevant Forward Seller under the Equity Distribution Agreement to sell any shares are subject to a number of conditions that the Company must meet. Any sales of the shares by the relevant Forward Seller may be suspended at any time, and there can be no assurance that the Forward Seller will be able to borrow any shares from any stock lenders and/or sell any shares pursuant to the Equity Distribution Agreement. Only one Sales Agent or Forward Seller (including the relevant Collared Forward Seller) will be permitted to conduct sales of shares of Common Stock at any given time pursuant to the Equity Distribution Agreement, and no sales of shares of Common Stock by any Sales Agents acting on the Company’s behalf, or by the Forward Sellers on behalf of the Forward Purchasers in connection with any Initially Priced Forward Transaction, will occur simultaneously with any sales of the Hedging Shares by the relevant Collared Forward Seller on behalf of the relevant Collared Forward Purchaser or contemporaneous purchases of shares by a Collared Forward Purchaser in connection with the establishment of its initial delta hedge with respect to any Collared Forward Transaction.
The Company will pay each of the Sales Agents a commission not to exceed 1.00% of the sales price per share of Common Stock sold through it as agent under the Equity Distribution Agreement. The net proceeds that the Company will receive from such sales will be the gross proceeds from such sales less the commissions and any other costs that the Company may incur in issuing the shares. In connection with each Initially Priced Forward Transaction, the relevant Forward Seller will receive a commission of up to 1.00% of the volume-weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller, reflected in a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement. In connection with each Collared Forward Transaction, the Collared Forward Seller will receive, reflected in a reduced collared forward sale price payable by the Collared Forward Purchaser under its Collared Forward Sale Agreement, a commission of up to 1.00% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller. In respect of a Collared Forward Transaction, if such a commission is payable, it will be deducted from the proceeds the Company receives on the settlement date.
In no event will the aggregate number of shares of Common Stock sold through the Sales Agents, each as an agent for the Company, as principal or as a Forward Seller, exceed 50,000,000 shares. All of the shares of Common Stock to be issued and sold under the Equity Distribution Agreement were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-296531) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.5	Distribution Agreement dated as of June 8, 2026 among the Company, each Sales Agent and each Forward Purchaser.

5.1	Opinion of Troutman Pepper Locke LLP.

23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
9